UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2023
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
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DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 7.01.	Regulation FD Disclosure.
On June 5, 2023, Joe Kiani, Chairman and Chief Executive Officer of Masimo Corporation (the “Company”), pursuant to a Limited Waiver (the “Waiver”), unconditionally, irrevocably and permanently waived his right, pursuant to Mr. Kiani’s Amended and Restated Employment Agreement with the Company, dated as of November 4, 2015, as amended (the “Employment Agreement”), to assert that a “Change in Control” has occurred pursuant to Section 9(iii) of the Employment Agreement unless the individuals who constituted the Board at the beginning of the twelve (12) month period immediately preceding such change, as defined in Section 9(iii), cease for any reason to constitute one-half or more of the directors then in office. In addition, Mr. Kiani agreed that, for purposes of determining whether such a “Change in Control” has occurred, any individual elected to the Board at the Company’s 2023 annual meeting of stockholders will be treated as a member of the Board at the beginning of the twelve (12) month period. The foregoing description of the Waiver is qualified in its entirety by the full text of the Waiver, which is furnished as Exhibit 10.1 hereto and incorporated herein by reference.
On June 6, 2023, the Company issued a press release announcing the Waiver. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instructions B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K (including Exhibits 10.1 and 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Limited Waiver, dated as of June 5, 2023, executed by Joe Kiani.
99.1	Press Release, dated June 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: June 6, 2023	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)